Exhibit 10.2

CONFIDENTIAL TREATMENT

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such portions are marked “[*]” in this document; they have been filed separately with the Commission.

AMENDMENT NO. 4

TO

CONTRACT NUMBER GINC-C-08-0390

BETWEEN

GLOBALSTAR, INC.

AND

HUGHES NETWORK SYSTEMS, LLC

FOR

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM

HUGHES AND GLOBALSTAR CONFIDENTIAL AND PROPRIETARY

This Amendment No. 4 ("Amendment") is entered into effective as of March 24, 2010 ("Effective Date"), by and between Hughes Network Systems, LLC, a limited liability company organized under the laws of Delaware (hereinafter referred to as the "Contractor") with its principal place of business at 11717 Exploration Lane Germantown, Maryland 20876 USA, and Globalstar, Inc., a company incorporated under the laws of Delaware with its principal place of business at 461 South Milpitas Boulevard, Milpitas, California 95035 (hereinafter referred to as "Globalstar" or "Customer").  As used herein, Contractor and Globalstar may be referred to individually as a "Party" and collectively as the "Parties".

WHEREAS, the Parties entered into Contract No. GINC-C-08-0390 for the delivery of the Radio Access Network (“RAN”) and the User Terminal Subsystem ("UTS") ("Contract");

WHEREAS, the Parties entered into a Letter Agreement, dated September 22, 2008, for the deferral of payment of certain Payment Milestones ("Deferred Payments") under the Contract, subject to interest;

WHEREAS, the Parties entered into Amendment No. 1, dated June 16, 2009, to the Contract for the payment of the Deferred Payments with interest, the PDR Payment Milestone and advance payments;

WHEREAS, the Parties entered into Amendment No. 2, dated August 28, 2009, to the Contract to extend the schedule of the RAN and UTS program by fifteen (15) months and to revise certain payment milestones and program milestones to reflect the revised program timeline;

WHEREAS, the Parties entered into Amendment No. 3, dated September 21, 2009, to the Contract to supersede Exhibit A, Statement of Work (Revision A) with Exhibit A, Statement of Work (Revision B) dated September 18, 2009 that revised the program management schedule;

WHEREAS, the Parties have agreed to implement certain Contract Change Notices submitted by Contractor pertaining to new features for the RAN and UTS via Authorization To Proceed ("ATP"), Globalstar Letter PJR0110-001 dated 25 January 2010 and pertaining to changes to Exhibit B, Technical Specifications, and now desire to issue this Amendment to formally incorporate the ATP and the Exhibit B, Technical Specifications into the Contract;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and intending to be legally bound hereby, the Parties agree to amend the Contract as follows:

1.            Exhibit A, Statement of Work (Revision B), dated September 18, 2009, shall be deleted and replaced in its entirety by a new Exhibit A, Statement of Work (Revision C), dated March 24, 2010.

2.            Exhibit B1, System Technical Specifications (Revision A), dated May 1, 2008, shall be deleted and replaced in its entirety by a new Exhibit B1, System Technical Specifications (Revision B), dated March 24, 2010.

3.            Exhibit B2, RAN Technical Specifications (Revision A), dated May 1, 2008, shall be deleted and replaced in its entirety by a new Exhibit B2, RAN Technical Specifications (Revision B), dated March 24, 2010.

HUGHES AND GLOBALSTAR CONFIDENTIAL AND PROPRIETARY

4.            Exhibit B3, UTS Technical Specifications (Revision A), dated May 1, 2008, shall be deleted and replaced in its entirety by a new Exhibit B3, UTS Technical Specifications (Revision B), dated March 24, 2010.

5.            Exhibit C, Pricing Schedule and Payment Plan (Revision C), dated August 28, 2009, shall be deleted and replaced in its entirety by a new Exhibit C, Pricing Schedule and Payment Plan (Revision D), dated March 24, 2010.

6.            The text in Article 4. Price is replaced in its entirety by the following new text:

The total Contract Value shall be a firm fixed-price One Hundred Three Million Seven Hundred Thirty Nine Thousand Six Hundred Eighty Eight and Sixty Two Cents ($103,739,688.62) United States Dollars for the Work which may be amended from time to time in accordance with this Contract.  The pricing details and payment plan are set forth in Exhibit C hereto, entitled Pricing Schedule and Payment Plan.

7.            Article 27(A) is replaced in its entirety by the following new Article 27(A):

A.
The Contractor has identified the Key Personnel for the following positions to perform the services and staff the Work, working until successful completion of the Work performed hereunder (individually a “Key Person” and collectively the “Key Personnel”) as follows:

Position	Name
Principal RAN System Architect	[*]
Principal Radio Channel System (RCS) Architect	[*]
Principal Radio Network Control (RNC) Architect	[*]

8.           Articles 28(A) and 28(B) are replaced in their entirety by the following new Articles 28(A) and 28(B):

A.
[*] is assigned as Globalstar's Program Manager with authority to issue technical direction within the scope of this Contract.  [*] is assigned as Contractor's Program Manager with authority to accept such direction.  Notwithstanding Article 27(A), the foregoing Program Managers are authorized (i) to initial the Exhibits and any modifications thereto (except Exhibit C), and (ii) to execute the waivers of technical compliance with the specifications in the Exhibits.

B.	All contractual correspondence to Globalstar will be addressed to (with copy to the Program Manager):

[*]
Globalstar, Inc.
461 South Milpitas Blvd.
Milpitas, CA 95035
Tel: [*]
Email: [*]

2
HUGHES AND GLOBALSTAR CONFIDENTIAL AND PROPRIETARY

All technical correspondence to Globalstar will be addressed to:

[*]
Globalstar, Inc.
461 South Milpitas Blvd.
Milpitas, CA 95035
Tel: [*]
Email: [*]

All contractual correspondence to Contractor will be addressed to (with copy to the Program Manager):

[*]
Senior Counsel
Hughes Network Systems, LLC
11717 Exploration Lane
Germantown, MD  20876
Tel: [*]
Email: [*]

All technical correspondence to Contractor will be addressed to:

[*]
Hughes Network Systems, LLC
11717 Exploration Lane
Germantown, MD  20876
Tel: [*]
Email: [*]

9.           This Amendment supersedes Authorization To Proceed (“ATP”), Globalstar Letter PJR0110-001 dated 25 January 2010.

10.         This Amendment shall be governed by and interpreted according to the laws of the state of New York.

11.         This Amendment may be signed in counterparts and each original counterpart shall be deemed binding on each Party collectively and individually.

12.         Except as amended herein, all terms and conditions of the Contract shall remain in full force and effect.

3
HUGHES AND GLOBALSTAR CONFIDENTIAL AND PROPRIETARY

IN WITNESS WHEREOF, the Parties hereto have signed this Amendment in duplicate.

GLOBALSTAR, INC.		HUGHES NETWORK SYSTEMS, LLC

BY:	/s/ Fuad Ahmad	BY:	/s/ Sean Fleming

Name: Fuad Ahmad		Name: Sean Fleming

Title: SVP and CFO		Title: Senior Counsel

Date: March 24, 2010		Date: March 24, 2010

4
HUGHES AND GLOBALSTAR CONFIDENTIAL AND PROPRIETARY

H36750

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM (UTS)

EXHIBIT A:  STATEMENT OF WORK

Revision C

March 24, 2010

[*]

H36750

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM (UTS)

EXHIBIT B1:  SYSTEM TECHNICAL SPECIFICATIONS

Revision B

March 24, 2010

[*]

H36750

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM (UTS)

EXHIBIT B2:  RAN TECHNICAL SPECIFICATIONS

Revision B

March 24, 2010

[*]

H36750

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM (UTS)

EXHIBIT B3:  UTS TECHNICAL SPECIFICATIONS

Revision B

March 24, 2010

[*]

H36750

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM (UTS)

EXHIBIT C:  PRICING SCHEDULE AND PAYMENT PLAN

Revision D

March 24, 2010

[*]